INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of December __, 2010, by and between LC CAPITAL MASTER FUND LTD, a Cayman Islands corporation (“Lender”) and VUZIX CORPORATION, a Delaware corporation (“Grantor”).

Recitals

Lender has agreed to advance money and to extend certain financial accommodation to Grantor (the “Loan”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Lender and Grantor (as amended from time to time, the “Loan Agreement”) dated of even date herewith.  Capitalized terms used herein have the meaning assigned in the Loan Agreement.  Lender is willing to make the credit extensions to Grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in all of Grantor’s right title, and interest in, to and under all of the Collateral whether presently existing or hereafter acquired

Now, Therefore, Grantor agrees as follows:

Agreement

To secure performance of Grantor’s obligations under the Loan Agreement, Grantor grants to Lender a security interest in all of Grantor’s right, title and interest in Grantor’s intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits).  This security interest is granted in conjunction with the security interest granted to Lender under the Loan Agreement.  Each right, power and remedy of Lender provided for herein shall not preclude the simultaneous or later exercise by Lender of any or all other rights, powers or remedies.

In Witness Whereof, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Borrower:	VUZIX CORPORATION

Vuzix Corporation	By:	/s/ Paul Travers
75 Town Centre Drive
Rochester, NY 14623	Title:	President
Attn: Grant Russell, EVP and CFO

Address of Lender:	LC CAPITAL MASTER FUND LTD

LC Capital Master Fund Ltd	By:	/s/ Richard F. Conway
680 Fifth Avenue 12th Fl
New York, NY 10019	Title:	Director
Attn: Michael Venezia

Exhibit A

Copyrights

Title	Registration Number	Registration Date
N/A

Exhibit B

Patents

Title	Serial/ Patent Number	Application/ Issue Date
Methods of Adaptive Encoding and Decoding Video Signals	2009-547233	November 9, 2007
Adjustable Attachment Mechanism	D 596,012	July 14, 2009
Agile Holographic Optical Phased Array Device and Applications	12/061,390	April 2, 2008
Beam segmentor for enlarging viewing aperture of microdisplay	12/418,318	April 3, 2009
Beam segmentor for enlarging viewing aperture of microdisplay	PCT/US09/69910	December 31, 2009
Binocular Display With Improved Contrast Uniformity	2,636,283	December 20, 2006
Binocular Display With Improved Contrast Uniformity	06846708.3	December 20, 2006
Binocular Display with improved contrast uniformity	7,515,344	April 7, 2009
Compact near eye display with scanned image generation	12/631,083	December 4, 2009
Compound Light Guide for Video Display (PROVISIONAL)	61/219,630	June 23, 2009
Computer Hand Controller	D 385,539	December 21, 1995
Computer Hand Controller	D 380,208	June 24, 1997
Computer Hand Controller	D 376,790	December 24, 1996
Computer Tracking System (Controller for Graphical Display)	6,788,286	September 7, 2004
Controllable Light Array for Projection Image Display	12/631,073	December 4, 2009
Controllable Light Array for Projection Image Display	PCT/US09/66716	December 4, 2009
Foam Pad	D 378,700	December 21, 1995
Hand Controller	D 385,540	December 21, 1995
Hand Controller	D 385,541	October 28, 1997
Hand Controller R	D 385,263	October 21, 1997
Head Tracking Apparatus	5,373,857	December 20, 1994
Headset	D 381,646	July 29, 1997
Headset for Presenting Video and Audio Signals to a Wearer	6,150,998	August 11, 1997
Headset for Presenting Video and Audio Signals to a Wearer	5,682,172	October 28, 1997
Image Display	6,870,532	March 22, 2005
Methods of Adaptive Encoding And Decoding Video Signal	11/626,690	January 24, 2007
Methods of Displaying Portions of Split Screen Displays	12/251,878	October 15, 2008
Micro-Display Engine	7,133,207	November 7, 2006
Micro-Display Engine	7,397,607	July 8, 2008
Personal Video Display Device	D 566,744	April 15, 2008
Personal Video Display Device	1312096	September 7, 2007
Personal Video Display Device	000694435-0001	March 8, 2007
Personal Video Display Device	119784	September 25, 2008
Personal Video Display Device	ZL200730006385.3	May 6, 2009
Personal Video Display Device	11/470,985	September 7, 2006
Personal Video Display Device	D 579,014	October 21, 2008
Personal Video Display Device	000811906-0001	October 4, 2007
Personal Video Display Device	1335703	June 13, 2008

Personal Video Display Device	122544	June 22, 2009
Personal Video Display Device	ZL200730323717.X	April 29, 2009
Personal Video Display Device	68119	October 16, 2008
Personal Video Display Device	D 591,326	April 28, 2009
Personal Video Display Device	D 621,805	January 7, 2009
Portable Virtual Display	D 517,066	March 14, 2006
Portable Virtual Display	000347166-0001	May 30, 2005
Portable Virtual Display	1263271	January 6, 2006
Portable Virtual Display	200530016863.X	October 25, 2006
Portable Virtual Display	D 512,985	December 20, 2005
Prismatic ocular device and personal video display device incorporating same	12/618,456	November 13, 2009
Selectively Adjustible Mounting Assembly	7,568,672	August 4, 2009
Traveling Lens Video Display	11/938038	November 9, 2007
Two Stage Optical System for Head Mounted Display	2002-502497	June 8, 2001
Two Stage Optical System for Head Mounted Display	6,417,970	July 9, 2002
Two Stage Optical System for Head Mounted Display	6,636,359	October 23, 2003
Video Image Viewing Device and Method	5,973,727	October 26, 1999
Video Image Viewing Device and Method	6,181,367	January 30, 2001
Video Image Viewing Device and Method	ZL 98109836.3	January 12, 2005
Video Image Viewing Device and Method	4181660	September 5, 2008
Virtual Display Eyeglasses	000347174-0001	Mat 30, 2005
Virtual Display Eyeglasses	1282816	August 18, 2006
Virtual Display Eyeglasses	ZL200530016861.0	October 24, 2006
Virtual Display Eyeglasses	1283096	August 18, 2006
Virtual Display Eyeglasses	D 556,815	December 4, 2007
Virtual Display Eyeglasses	D 513,031	December 20, 2005
Virtual Display Eyeglasses	000191630-0001	June 17, 2004
Virtual Display Eyeglasses	1236623	March 4, 2005
Virtual Display Headset	7,190,330	March 13, 2007
Virtual Reality Headset	D 369,595	May 7, 1996

Exhibit C

Trademarks

Description	Serial / Registration Number	Application /Registration Date
3DZONE	77/267,078	August 29, 2007
3DZone	6571511	February 29, 2008
3DZone	1,386,229	February 28, 2008
3DZone	2008705858	February 29, 2008
3DZone	006713028	January 29, 2009
3DZone	5223916	March 17, 2008
ACCUTILT	3,385,610	February 19, 2008
ACCUTILT	351842	June 4, 2008
ACCUTILT	5934594	December 14, 2009
ACCUTILT	5080732	September 28, 2007
ACCUTILT	005734058	February 19, 2008
ACCUTILT	TMA729,137	November 21, 2008
BLADE	77/766,228	June 23, 2009
BLADE	1464603	December 18, 2009
BLADE	(China)	n/a
BLADE	2009-96902	December 22, 2009
BLADE	008773012	June 15, 2010
EYETONOMY	006874655	May 20, 2009
GMD Mark & Skull Design	1366653	October 1, 2007
GMD Mark & Skull Design	3,478,846	August 5, 2008
GMD Mark & Skull Design	00630625	September 11, 2008
IWEAR	3,245,574	May 22, 2007
IWEAR	TMA729,667	November 27, 2008
IWEAR	5502224	July 7, 2009
IWEAR	005211867	June 14, 2007
IWEAR	5096931	December 7, 2007
IWEAR	335327	October 8, 2007
ODIN	85/136,685	September 23, 2010
SIGHTMATE	6683297	April 25, 2008
SIGHTMATE	3,763,926	March 23, 2010
SIGHTMATE	TMA756,420	May 5, 2010
SIGHTMATE	006873046	June 5, 2009
SIGHTMATE	375565	March 25, 2009
Swoosh design	6493110	January 4, 2008
Swoosh design	3,513,644	October 7, 2008
Swoosh design	006356951	October 23, 2008
Swoosh design	5206237	February 20, 2009
Swoosh design	TMA755,704	December 18, 2009
Swoosh design	366056	December 1, 2008
TAC-EYE	3,387,883	February 26, 2008
TAC-EYE	TMA740,374	May 20, 2009
TAC-EYE	006277909	August 18, 2009
THE NEW VIRTUAL REALITY	3,506,062	September 23, 2008
THE NEW VIRTUAL REALITY	006447973	October 23, 2008
THE WAY IN	2,145,089	March 17, 1998
VIDEO EYEWEAR	4933504	March 3, 2006
VIDWEAR	78/663,698	July 5, 2006
VIDWEAR	004797445	January 22, 2007
VIEW THE FUTURE	6493111	January 4, 2008
VIEW THE FUTURE	1,385,408	February 22, 2008

Description	Serial / Registration Number	Application /Registration Date
VIEW THE FUTURE	3,640,396	June 16, 2009
VIEW THE FUTURE	006355879	December 3, 2008
VIEW THE FUTURE	5206239	February 20, 2009
VIEW THE FUTURE	370978	February 2, 2009
VUZIX	6493114	January 4, 2008
VUZIX	3,603,362	April 7, 2009
VUZIX	006355002	October 23, 2008
VUZIX	5206238	February 20, 2009
VUZIX	TMA758,617	February 2, 2010
VUZIX	368567	December 25, 2008
WRAP	77/766,237	June 23, 2009
WRAP	1,464,772	December 23, 2009
WRAP	n/a	n/a
WRAP	n/a	n/a
WRAP	008773475	June 15, 2010